Exhibit 99.1
Investor Relations:
Brian Norris
Senior Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com
Evolv Technology Reports First Quarter Financial Results

•Q1 Revenue of $21.7 million, up 17% year-over-year
•Q1 Ending ARR1 of $82.5 million, up 96% year-over-year
•Q1 Ending RPO2 of $254.1 million, up 57% year-over-year
•Q1 Ending Evolv Express® subscriptions of 4,882, up 75% year-over-year

Waltham, Massachusetts – May 9, 2024 – Evolv Technology (NASDAQ: EVLV), the leading security technology company pioneering AI-based screening to create safer experiences, today announced financial results for the quarter ended March 31, 2024.

Results for the First Quarter of 2024
Total revenue for the first quarter of 2024 was $21.7 million, an increase of 17% compared to $18.6 million for the first quarter of 2023. Annual Recurring Revenue (“ARR”)1 was $82.5 million at the end of first quarter of 2024, an increase of 96% compared to $42.0 million at the end of the first quarter of 2023. Net loss for the first quarter of 2024 was $(11.6) million, or $(0.08) per basic and diluted share, compared to $(28.6) million, or $(0.20) per basic and diluted share, in the first quarter of 2023. Adjusted earnings (loss)3 for the first quarter of 2024 was $(13.1) million, or $(0.09) per diluted share, compared to adjusted earnings (loss)3 of $(16.9) million, or $(0.12) per diluted share, for the first quarter of 2023. Adjusted EBITDA3 for the first quarter of 2024 was $(10.7) million compared to $(15.4) million in the first quarter of 2023. As of March 31, 2024, the Company had cash, cash equivalents, marketable securities, and restricted cash of $81.3 million and no debt.

The following table summarizes the breakdown of recurring and non-recurring revenue4 for each period presented:

	Three Months Ended March 31,
	2024	2023	% Change
Recurring revenue	$19,381	$9,075	114%
Non-recurring revenue	2,287	9,506	(76)%
Total revenue	$21,668	$18,581	17%

The following table summarizes operating cash flows for each period presented:

	Three Months Ended March 31,
	2024	2023
Net loss	$(11,644)	$(28,609)
Non-cash expense	1,653	14,005
Changes in operating assets and liabilities	(6,092)	11,170
Net cash used in operating activities	$(16,083)	$(3,434)

Company Comments on Outlook for 2024
The Company today commented on its business outlook for 2024. The Company's outlook is based on the current indications for its business, which may change at any time.

Estimate ($ in millions)	Issued February 29, 2024	Issued May 9, 2024
Total Revenue	~$115	~$100
ARR[1] (ARR) at 12/31/24	$108-$112	~$100
Adjusted Gross Margin[3]	~60%	Reaffirmed
Adjusted EBITDA[3]	Improve by 40%+	Reaffirmed

Company to Host Live Conference Call and Webcast
The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. Eastern Time today to discuss the financial results as well as management’s outlook for the business and other matters. The conference call may be accessed in the United States by dialing +1.877.692.8955 and using access code 825879. The conference call may be accessed outside of the United States by dialing +1.234.720.6979 and using the same access code. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://ir.evolvtechnology.com. The press release with the financial results will be available on the Company’s website prior to the conference call. A replay of the conference call will be available for a period of 30 days by dialing +1.866.207.1041 or +1.402.970.0847 and using access code 2732005 or by accessing the webcast replay on the Company’s investor relations website at http://ir.evolvtechnology.com.
About Evolv Technology
Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics. Its mission is to transform security to create a safer world to work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than 1 billion people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®, Evolv Express®, Evolv Insights®, Evolv Cortex AI®, and Evolv Extend™ are registered trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.
1 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.

2 We define Remaining Performance Obligation, or RPO, as estimated revenues expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied as of the end of the quarter.
3 Non-GAAP Financial Measures In this press release, the Company’s adjusted gross profit (loss), adjusted gross margin, adjusted operating expenses, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per diluted share are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted gross profit and adjusted gross margin exclude one-time expenses, stock-based compensation expense, and amortization of capitalized stock-based compensation which management believes provides a more meaningful representation of contribution margin. Adjusted operating expenses is defined as operating expenses less one-time items, stock-based compensation expense, amortization of capitalized stock-based compensation, and loss on impairment of lease equipment which management believes provides a more meaningful representation of on-going operating expense levels. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, share-based compensation, interest expense (income), loss on extinguishment of debt, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, and certain other one-time expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, amortization of capitalized stock-based compensation, loss on extinguishment of debt, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, loss on impairment of lease equipment, and certain other one-time expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release. The Company is unable to provide a reconciliation of Adjusted Gross Margin to GAAP Gross Margin and Adjusted EBITDA to Net Income (Loss), each measure's most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact these GAAP financial measures are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation, changes in the fair value of derivative liabilities, changes in the fair value of contingent earn out liabilities, changes in the fair value of contingently issuable common stock liabilities and changes in fair value of public warrant liabilities. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.
4 Recurring revenue includes the recurring portion of revenue associated with pure subscription contracts and hardware purchase subscription contracts. Non-recurring revenue includes revenue that is one-time in nature, such as product revenue, shipping revenue, and revenue from installation, training, and professional services.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release and related presentation materials other than statements of historical facts, including without limitation statements regarding our ability to meet our 2024 guidance for revenue, ARR, adjusted gross margin, and adjusted EBITDA, our estimates for cash and cash equivalents for fiscal year 2024, our results of operations and financial position, business strategy, plans and prospects, our relationship with significant manufacturers and suppliers, our ability to obtain new customers and retain existing customers, existing and prospective products, research and development costs, the potential benefits of our transition to a pure subscription model, timing and likelihood of success, macroeconomic and market trends, the impact of government regulations that we are subject to, our expectations regarding any outcomes and impact of any legal proceedings, government investigation or enforcement action (such as the current investigations by the FTC and the SEC), and plans and objectives of management for future operations and results are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “forecast”, “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. The forward-looking statements in this press release and related presentation materials are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: relating to our history of losses and ability to reach profitability; our reliance on reseller partners to generate a growing portion of our revenue; expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures;; the Company’s reliance on third party contract manufacturing and distribution, and a global supply chain; the Company recognizes a substantial portion of its revenue ratably of the term of its agreements, and, as a result, downturns or upturns in sales may not be immediately reflected in its operating results; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the failure of our products to detect threats could result in injury or loss of life, which could harm our brand, reputation, and results of operations; the loss of designation of our Evolv Express® system as a Qualified Anti-Terrorism Technology under the Homeland Security SAFETY Act; risks related to our business model, which is predicated, in part, on building a customer base that will generate a recurring stream of revenues through the sale of our subscription contracts; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights and use of “open source” software; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risks related to material weaknesses in our internal control over financial reporting and our remediation plans; risks related to increasing attention to and evolving expectations for, environmental, social, and governance initiatives; the impact of fluctuating general economic and market conditions and reductions in spending; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; and litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission ("SEC") on February 29, 2024, as any such factors may be updated from time to time in our other filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. The forward-looking statements in this press release and related presentation materials are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should review this press release and the documents that we reference in this press release and related presentation materials with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release and related presentation materials, whether as a result of any new information, future events or otherwise.

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue:
Product revenue	$603	$8,754
Subscription revenue	14,503	6,466
Service revenue	5,384	2,786
License fee and other revenue	1,178	575
Total revenue	21,668	18,581
Cost of revenue:
Cost of product revenue	2,777	10,578
Cost of subscription revenue	5,779	2,351
Cost of service revenue	1,211	583
Cost of license fee and other revenue	129	304
Total cost of revenue	9,896	13,816
Gross profit	11,772	4,765
Operating expenses:
Research and development	6,205	5,389
Sales and marketing	16,005	12,804
General and administrative	11,840	8,926
Loss from impairment of property and equipment	—	137
Total operating expenses	34,050	27,256
Loss from operations	(22,278)	(22,491)
Other income (expense), net:
Interest expense	—	(654)
Interest income	1,085	953
Other income (expense), net	(28)	19
Loss on extinguishment of debt	—	(626)
Change in fair value of contingent earn-out liability	6,899	(3,318)
Change in fair value of contingently issuable common stock liability	527	(742)
Change in fair value of public warrant liability	2,151	(1,750)
Total other income (expense), net	10,634	(6,118)
Net loss	$(11,644)	$(28,609)

Weighted average common shares outstanding – basic and diluted	153,076,719	146,433,378
Net loss per share - basic and diluted	$(0.08)	$(0.20)

Net loss	$(11,644)	$(28,609)
Other comprehensive income (loss)
Cumulative translation adjustment	3	(16)
Total other comprehensive income (loss)	3	(16)
Total comprehensive loss	$(11,641)	$(28,625)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$44,596	$67,162
Restricted cash	—	275
Marketable securities	36,415	51,289
Accounts receivable, net	22,030	22,611
Inventory	11,007	9,507
Current portion of contract assets	2,538	3,707
Current portion of commission asset	4,516	4,339
Prepaid expenses and other current assets	20,700	16,954
Total current assets	141,802	175,844
Restricted cash, noncurrent	275	—
Contract assets, noncurrent	307	451
Commission asset, noncurrent	7,000	7,107
Property and equipment, net	129,342	112,921
Operating lease right-of-use assets	2,535	1,195
Other assets	999	1,202
Total assets	$282,260	$298,720

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$15,584	$17,400
Accrued expenses and other current liabilities	13,712	15,578
Current portion of deferred revenue	48,913	47,677
Current portion of operating lease liabilities	1,713	1,391
Total current liabilities	79,922	82,046
Deferred revenue, noncurrent	22,808	23,813
Operating lease liabilities, noncurrent	980	—
Contingent earn-out liability	22,220	29,119
Contingently issuable common stock liability	6,003	6,530
Public warrant liability	8,738	10,889
Total liabilities	140,671	152,397

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at March 31, 2024 and December 31, 2023; no shares issued and outstanding at March 31, 2024 and December 31, 2023	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at March 31, 2024 and December 31, 2023; 155,356,947 and 151,310,080 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	16	15
Additional paid-in capital	451,731	444,825
Accumulated other comprehensive loss	(50)	(53)
Accumulated deficit	(310,108)	(298,464)
Stockholders’ equity	141,589	146,323
Total liabilities and stockholders’ equity	$282,260	$298,720

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(11,644)	$(28,609)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,474	1,815
Write-off of inventory and change in inventory reserve	1,059	214
Loss from impairment of property and equipment	—	137
Stock-based compensation	6,410	5,043
Non-cash interest expense	—	22
Accretion of discount on marketable securities, net of change in accrued interest	200	—
Non-cash lease expense	354	214
Change in allowance for expected credit losses	(267)	124
Loss on extinguishment of debt	—	626
Change in fair value of earn-out liability	(6,899)	3,318
Change in fair value of contingently issuable common stock	(527)	742
Change in fair value of public warrant liability	(2,151)	1,750
Changes in operating assets and liabilities
Accounts receivable	848	8,640
Inventory	(2,091)	1,418
Commission assets	(70)	(644)
Contract assets	1,313	258
Other assets	203	(130)
Prepaid expenses and other current assets	(3,746)	(25)
Accounts payable	(760)	(2,213)
Deferred revenue	231	8,757
Accrued expenses and other current liabilities	(1,628)	(4,637)
Operating lease liability	(392)	(254)
Net cash used in operating activities	(16,083)	(3,434)
Cash flows from investing activities:
Development of internal-use software	(1,797)	(733)
Purchases of property and equipment	(19,665)	(13,365)
Proceeds from sale of property and equipment	—	60
Purchases of marketable securities	(14,567)	—
Proceeds from maturities of marketable securities	29,241	—
Net cash used in investing activities	(6,788)	(14,038)
Cash flows from financing activities:
Proceeds from exercise of stock options	302	33
Proceeds from long-term debt	—	1,876
Repayment of principal on long-term debt	—	(31,876)
Payment of debt issuance costs and prepayment penalty	—	(332)
Net cash provided by (used in) financing activities	302	(30,299)
Effect of exchange rate changes on cash and cash equivalents	3	(16)
Net decrease in cash, cash equivalents and restricted cash	(22,566)	(47,787)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	67,437	230,058
Cash, cash equivalents and restricted cash at end of period	$44,871	$182,271

EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
New customers	61	74	70	75	53
Annual recurring revenue	$42,021	$54,339	$65,774	$74,989	$82,511
Recurring revenue	$9,075	$11,689	$14,377	$17,350	$19,381
Remaining performance obligation	$161,813	$198,296	$221,126	$240,513	$254,070
Net additions	520	599	628	491	377
Ending deployed units	2,787	3,386	4,014	4,505	4,882

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Operating expenses, GAAP	$27,256	$31,039	$31,629	$32,167	$34,050
Stock-based compensation	(4,898)	(6,505)	(5,454)	(6,711)	(6,272)
Loss on impairment of lease equipment	(137)	(157)	(28)	—	—
Other one-time expenses	(53)	(683)	(945)	(535)	(476)
Adjusted operating expenses	$22,168	$23,694	$25,202	$24,921	$27,302

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT, GAAP GROSS MARGIN TO ADJUSTED GROSS MARGIN AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue	$21,668	$18,581
Cost of revenue	9,896	13,816
Gross profit, GAAP	11,772	4,765
Stock-based compensation	138	145
Amortization of capitalized stock-based compensation	14	10
Other one-time expenses	1,204	—
Adjusted gross profit	$13,128	$4,920

Gross margin %	54.3%	25.6%
Adjusted gross margin %	60.6%	26.5%

	Three Months Ended March 31,
	2024	2023
Operating loss, GAAP	$(22,278)	$(22,491)
Stock-based compensation	6,410	5,043
Amortization of capitalized stock-based compensation	14	10
Loss on impairment of lease equipment	—	137
Other one-time expenses	1,680	53
Adjusted operating loss	$(14,174)	$(17,248)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(11,644)	$(28,609)
Depreciation & amortization	3,474	1,815
Stock-based compensation	6,410	5,043
Interest expense (income)	(1,085)	(299)
Loss on extinguishment of debt	—	626
Change in fair value of contingent earn-out liability	(6,899)	3,318
Change in fair value of contingently issuable common stock liability	(527)	742
Change in fair value of public warrant liability	(2,151)	1,750
Loss on impairment of lease equipment	—	137
Other one-time expenses	1,680	53
Adjusted EBITDA	$(10,742)	$(15,424)
EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(11,644)	$(28,609)
Stock-based compensation	6,410	5,043
Amortization of capitalized stock-based compensation	14	10
Loss on extinguishment of debt	—	626
Change in fair value of contingent earn-out liability	(6,899)	3,318
Change in fair value of contingently issuable common stock liability	(527)	742
Change in fair value of public warrant liability	(2,151)	1,750
Loss on impairment of lease equipment	—	137
Other one-time expenses	1,680	53
Adjusted loss	$(13,117)	$(16,930)

Weighted average common shares outstanding – diluted	153,076,719	146,433,378

Adjusted loss per share – diluted	$(0.09)	$(0.12)